Logo appears here

                                                              Semi-Annual Report

                                                                 To Shareholders
                                                                   June 30, 2000

 ------------------------------------------------------------------------------
              NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA , N.A. ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
 ------------------------------------------------------------------------------

DEAR SHAREHOLDER:

I am pleased to present the Hatteras Income Securities, Inc. (the "Company") semi-annual report to shareholders for the six-month period ended June 30, 2000 and to share our outlook for the near term.

Investment Objective

The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek high monthly income consistent with prudent investment risk.

Performance Update*

The first half of 2000 was one of the most volatile periods for fixed income securities in recent history. The Federal Reserve Board (the "Fed") continued to raise short-term interest rates citing continued strong economic growth, tight labor markets and fear of inflation as their rationale. Counteracting the increase in short-term rates, the U.S. Treasury announced its intention to repurchase longer maturity U.S. Treasury issues with the proceeds from the budget surplus. As a result of these actions, the Federal Funds Rate, which began the year at 5.50%, increased 100 basis points (100 basis points equals 1%) to end the first half of the year at 6.50%, while the 30-year U.S. Treasury bond yield, actually declined 58 basis points to yield 5.90%.

Volatility in the U.S. Treasury market dramatically increased the volatility of spread sectors -- those sectors that offer yield advantages or "spreads" above the yields of Treasuries -- in the credit markets. In the first half of the year, almost all fixed income sectors underperformed comparable duration U.S. Treasury securities whose performance was buoyed by the Treasury's intention to repurchase outstanding U.S. Treasury debt with a focus on longer-term debt. This caused the U.S. Treasury yield curve to invert (shorter maturity securities yield more than longer maturity securities during an inversion) and the 2-year U.S. Treasury note ended the first half of the year with a yield of 6.36%, 46 basis points higher than the 30-year U.S. Treasury bond.

The decrease in supply of U.S. Treasury issues, and the possibility of the complete elimination of the U.S. Treasury market over the next 10 years, left investors searching for a new "risk-free" benchmark. The U.S. government sponsored entities (GSEs), Fannie Mae, Freddie Mac and the Federal Home Loan Banks were the obvious choices until Congressman Richard Baker of Louisiana introduced a bill to eliminate the implicit government guarantee of GSE debt. This action caused prices on U.S. agency debt to decline and yield spreads to widen significantly over 10-year U.S. Treasury notes.

The corporate markets were not much calmer. The combination of the inverted yield curve, increased merger and acquisition activity and a series of issuer specific credit events were more than the corporate market could handle. Throughout the first five months of the year, investors demanded higher and higher risk premiums to compensate for the possibility of a Fed-engineered "hard landing." Spreads on investment grade corporate issuers, such as JC Penney and Dillard department stores (Dillards, Inc.) exploded from 150 basis points over U.S. Treasury securities to over 400 basis points over the Treasury yield. In many cases, logic was no longer part of the investment decision.

The first quarter was a difficult one for the Company because of the portfolio's high level of exposure to both high yield and investment grade debt securities. These sectors underperformed comparable duration U.S. Treasury securities by 4.75% and 1.86%, respectively. Spreads on corporate securities widened to levels not seen since early 1991 when the U.S. was entering a recession. Despite its underperformance, we held exposure to the corporate market constant during the quarter. The second quarter rewarded this strategy.

While economic news for the majority of the first quarter pointed to continuing strength in the U.S. economy, U.S. economic results in the second quarter produced a collective sigh of relief. The 200 basis point increase in the Federal Funds Rate finally started to weigh on the economy, and April and May retail sales declined 0.6% and 0.3%, respectively. U.S. housing starts declined 4% and "core" consumer prices increased only 0.2% for the month of May. The Fed left rates unchanged after its June 28th meeting and recent commentary by Alan Greenspan has been surprisingly balanced. Further, Congressman Baker's proposal was changed from an elimination of the implicit government guarantee to a proposal to limit GSE investment activities. These seemingly minor changes brought investors back to the credit markets and spreads on agency, corporate and mortgage-backed securities tightened dramatically.

While the change in sentiment did not erase the underperformance of the first quarter, investment grade and high yield corporate securities did perform more in line with comparable duration U.S. Treasury securities. Investment grade corporate securities underperformed Treasury notes by only 0.59% while the yield premium of high yield securities enabled them to outperform U.S. Treasury notes by roughly 1.70%.

The net asset value of the Company's shares on June 30, 2000 was $14.36 per share. The Company's total return for the six-month period was 1.76% based on net asset value at the end of the period.* The improvement in the corporate market helped the Company rank in the top half of the Lipper Closed-end Investment Grade Bond Funds Universe** for the quarter. The Company ranks in the top third of the universe year-to-date and for the two year period.

Market Outlook

Looking forward to the second half of 2000, we believe that economic growth will continue to show signs of moderation and that the Company should benefit from its exposure to both investment grade debt and high yield corporate bonds. Spreads on corporate debt securities remain at levels that we have not seen since the recession of 1991 and we believe they offer tremendous value. In addition, many other sectors of the bond market offer good value as they are trading at or near historically wide spreads over treasuries. Our strategy over the second half will be to increase the diversification of the portfolio by adding mortgage-backed securities. We believe we will be able to lower the risk of the portfolio while maintaining an attractive yield. Despite recent volatility, higher yielding sectors generally produce higher total returns than U.S. Treasury securities over the long term and we are committed to our strategy.

We thank you for your continued support.

Sincerely,

/s/ Signature of Robert H. Gordon

ROBERT H. GORDON
President
June 30, 2000

*The performance information quoted represents past performance, which is not an indication of future results.

**The Lipper Closed-end Investment Grade Bond Funds Universe includes 15 funds. Lipper Inc. is an independent monitor of closed-end fund performance.

                       HATTERAS INCOME SECURITIES, INC.

                           PORTFOLIO OF INVESTMENTS
                           June 30, 2000 (unaudited)

 Principal                                                  Moody's       S&P        Market
  Amount                                                     Rating     Rating        Value
CORPORATE BONDS AND NOTES -- 72.3%
             BANKING AND FINANCE -- 10.9%
 $500,000    CSC Holding Inc.,
             8.125% 07/15/09 ...........................   Ba2         BB+        $ 486,585
  800,000    DLJ Commercial Mortgage Corporation,
             7.300% 06/10/09 ...........................   Aaa         AAA          787,954
  500,000    FCB/NB Capital Trust I, Gtd. Notes,
             8.050% 03/01/28 ...........................   Baa3        BB+          413,080
  500,000    First Union Corporation,
             7.700% 02/15/05 ...........................   A1          A            497,332
  800,000    First Union-Chase Commerical Mortgage,
             6.645% 04/15/09 ...........................   Aaa         AAA          757,234
  800,000    Golden State Escrow Corporation,
             7.000% 08/01/03 ...........................   Ba1         BB+          741,824
  500,000    Lehman Brothers Inc.,
             11.625% 05/15/05 ..........................   Baa1        A            567,147
  550,000    Newcourt Credit Group,
             6.875% 02/16/05 ...........................   A1          A+           526,648
  500,000    Popular Inc., MTN,
             6.375% 09/15/03 ...........................   A3          BBB+         477,670
                                                                                  ---------
                 Total Banking and Finance:                                       5,255,474
                                                                                  ---------
             CONTAINERS -- 1.5%
  750,000    BWAY Corporation, Sr. Sub. Notes,
             10.250% 04/15/07 ..........................   B2          B            720,000
                                                                                  ---------
             ELECTRIC UTILITY -- 0.9%
  500,000    Dominion Capital Trust I, Sr. Notes,
             7.830% 12/01/27 ...........................   Baa1        BBB+         445,536
                                                                                  ---------
             ENERGY -- 7.4%
  650,000    Barrett Resources Corporation, Sr. Notes,
             7.550% 02/01/07 ...........................   Ba1         BB+          610,716
  500,000    CMS Energy Corporation,
             8.125% 05/15/02 ...........................   Ba3         BB           489,189
  500,000    K.N. Energy Inc.,
             6.450% 03/01/03 ...........................   Baa2        BBB-         484,780
  700,000    Occidental Petroleum Corporation, Sr. Deb.,
             10.125% 09/15/09 ..........................   Baa3        BBB          784,648
  800,000    PDV America Inc., Gtd. Sr. Notes,
             7.875% 08/01/03 ...........................   Baa3        B+           756,568
  500,000    Thermo Electron Corporation,
             7.625% 10/30/08 ...........................   Baa2        BBB+         472,862
                                                                                  ---------
                 Total Energy:                                                    3,598,763
                                                                                  ---------

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 2000 (unaudited)


 Principal                                                  Moody's       S&P        Market
  Amount                                                     Rating     Rating        Value
             FINANCIAL/BROKERAGE -- 13.5%
 $500,000    Bear Stearns Company, Inc.,
             7.625% 12/07/09 ...........................   A2          A          $ 477,976
  500,000    Case Credit Corporation,
             6.150% 03/01/02 ...........................   Baa2        BBB          488,875
  525,000    Finova Capital Corporation,
             7.250% 11/08/04 ...........................   Baa2        BBB+         462,455
  500,000    Ford Motor Credit Company,
             7.500% 03/15/05 ...........................   A2          A            497,261
  800,000    Heller Financial Commercial Mortgage,
             7.750% 11/15/09 ...........................   Aaa         AAA          812,112
  500,000    Household Finance Corporation,
             8.000% 05/09/05 ...........................   A2          A            503,958
  550,000    Morgan Stanley Finance plc, Gtd. Sub. Deb.,
             8.030% 02/28/17 ...........................   A2          A-           552,647
  600,000    Paine Webber Group,
             6.375% 05/15/04 ...........................   Baa1        BBB+         566,398
  800,000    Salomon Brothers Mortgage Securities,
             Series 2000C-1,
             7.520% 12/18/09 ...........................   Aa3         A            799,522
  500,000    Washington Mutual Inc.,
             7.500% 08/15/06 ...........................   A3          BBB+         485,540
  475,000    Williams Companies Inc.,
             6.500% 08/01/06 ...........................   Baa2        BBB-         447,282
  500,000    Wilmington Trust,
             6.625% 05/01/08 ...........................   Baa2        A-           451,081
                                                                                  ---------
                 Total Financial/Brokerage:                                       6,545,107
                                                                                  ---------
             GAS -- 1.6%
  750,000    Louis Dreyfus Natural Gas Corporation,
             Sr. Sub. Notes,
             9.250% 06/15/04 ...........................   Ba3         BB+          757,430
                                                                                  ---------
             HEALTH CARE -- 2.2%
  525,000    HEALTHSOUTH Corporation,
             7.000% 06/15/08 ...........................   Baa3        BBB          424,525
  650,000    Tenet Healthcare Corporation,
             7.875% 01/15/03 ...........................   Ba1         BB+          633,750
                                                                                  ---------
                 Total Healthcare:                                                1,058,275
                                                                                  ---------

                      See Notes to Financial Statements.
6

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 2000 (unaudited)

  Principal                                                    Moody's       S&P        Market
    Amount                                                      Rating     Rating        Value
                INDUSTRIAL -- 18.5%
 $  600,000     Allied Waste North America,
                7.625% 01/01/06 ...........................   Ba3         BB-        $ 525,000
    350,000     American Standard Inc.,
                7.375% 04/15/05 ...........................   Ba3         BB-          327,688
    530,000     Beckman Instruments, Inc.,
                7.450% 03/04/08 ...........................   Ba1         BB+          482,129
    450,000     Comdisco Inc.,
                6.130% 08/01/01 ...........................   Baa1        BBB+         439,549
    500,000     Conoco Inc.,
                5.900% 04/15/04 ...........................   A3          A-           476,296
    500,000     Delphi Auto Systems Corporation,
                6.125% 05/01/04 ...........................   Baa2        BBB          471,255
    500,000     Electronic Data Systems,
                6.850% 10/15/04 ...........................   A1          A+           493,170
    500,000     Enterprise Rent A Car,
                6.625% 02/15/05 ...........................   Baa2        BBB+         471,817
    525,000     Equistar Chemicals LP,
                8.500% 02/15/04 ...........................   Baa3        BBB-         517,230
    500,000     Fisher Scientific International, Sr. Notes,
                7.125% 12/15/05 ...........................   B1          B+           460,147
    600,000     Global Crossing Holdings, Ltd.,
                9.125% 11/15/06 ...........................   Ba2         BB           574,500
    500,000     J. Seagram and Sons,
                6.625% 12/15/05 ...........................   Baa3        BBB-         478,020
    500,000     LCI International Inc.,
                7.250% 06/15/07 ...........................   Ba1         BB+          480,713
    500,000     Raytheon Company,
                6.750% 08/15/07 ...........................   Baa2        BBB-         464,490
    500,000     Safeway Inc.,
                7.250% 09/15/04 ...........................   Baa2        BBB          494,221
    500,000     Tyco International Group,
                6.875% 01/15/29 ...........................   Baa1        A-           427,565
    600,000     USA Waste Services, Inc.,
                6.500% 12/15/02 ...........................   Ba1         BBB          564,753
    500,000     USX Corporation,
                6.650% 02/01/06 ...........................   Baa1        BBB          475,043
    375,000     Westpoint Stevens Inc.,
                7.875% 06/15/05 ...........................   Ba3         BB           313,125
                                                                                     ---------
                    Total Industrial:                                                8,936,711
                                                                                     ---------

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 2000 (unaudited)

  Principal                                          Moody's       S&P        Market
   Amount                                             Rating     Rating        Value
               INSURANCE -- 1.5%
$ 600,000      Conseco Inc., Sr. Notes,
               8.796% 04/01/27 ..................   Ba2         BBB-       $ 252,000
  525,000      Jefferson-Pilot Capital Trust,
               8.285% 03/01/46 ..................   A1          A+           472,170
                                                                           ---------
                   Total Insurance:                                          724,170
                                                                           ---------
               MEDIA AND CABLE -- 5.6%
  750,000      Primedia Inc.,
               7.625% 04/01/08 ..................   Ba3         BB-          667,500
1,000,000      Rogers Cablesystems Limited, Deb.,
               10.000% 12/01/07 .................   Ba3         BB+        1,022,500
  500,000      Time Warner Incorporated,
               8.110% 08/15/06 ..................   Baa3        BBB          510,625
  500,000      Viacom Inc.,
               8.250% 08/01/22 ..................   Baa3        BBB-         483,304
                                                                           ---------
                   Total Media and Cable:                                  2,683,929
                                                                           ---------
               PAPER & FOREST PRODUCTS -- 1.4%
  800,000      Georgia-Pacific Corporation,
               7.250% 06/01/28 ..................   Baa2        BBB-         686,395
                                                                           ---------
               TELECOMMUNICATIONS -- 4.6%
  500,000      AT&T Canada, Incorporated,
               7.650% 09/15/06 ..................   Baa3        BBB          495,107
  500,000      British Sky Broadcasting,
               6.875% 02/23/09 ..................   Baa2        BBB-         431,518
  500,000      Lenfest Communications,
               10.500% 06/15/06 .................   B2          BB-          558,027
  250,000      Paramount Communications,
               7.500% 07/15/23 ..................   Baa3        BBB-         221,393
  500,000      Vodafone Airtouch,
               7.750% 02/15/10 ..................   A2          A-           495,725
                                                                           ---------
                   Total Telecommunications:                               2,201,770
                                                                           ---------

                      See Notes to Financial Statements.
8

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 2000 (unaudited)

  Principal                                            Moody's       S&P         Market
   Amount                                               Rating     Rating        Value
               TRANSPORTATION -- 2.7%
$ 750,000      Federal Express Corporation, Notes,
               9.650% 06/15/12 ....................   Baa2        BBB        $  821,800
  500,000      Union Tank Car, MTN,
               6.680% 01/15/08 ....................   A2          A             479,305
                                                                             ----------
                   Total Transportation:                                      1,301,105
                                                                             ----------
                   Total Corporate Bonds and Notes:
                     (Cost $36,547,103)..................                    34,914,665
                                                                             ==========
               FOREIGN BONDS AND NOTES -- 1.9%
  500,000      Corp. Andina de Fomento,
               8.875% 06/01/05 ....................   A2          BBB+          516,720
  500,000      United Mexican States,
               6.250% 12/31/19 ....................   Ba2         BB            417,500
                                                                             ----------
                   Total Foreign Bonds and Notes:
                     (Cost $858,355).....................                       934,220
                                                                             ==========
MORTGAGE-BACKED SECURITIES -- 12.0%
               COMMERCIAL MORTGAGE-BACKED
               SECURITIES -- 3.3%
  800,000      PNC Mortgage Acceptance Corporation,
               Series 1999-CM1, Class A1B,
               7.330% 10/10/09 ....................                             791,214
  790,000      PNC Mortgage Acceptance Corporation,
               Series 2000-C1, Class A2,
               7.610% 02/15/10 ....................                             790,032
                                                                             ----------
                   Total:                                                     1,581,246
                                                                             ----------
               FEDERAL HOME LOAN MORTGAGE
               CORPORATION (FHLMC)
               CERTIFICATES --  2.4%
1,150,000      5.500% 05/15/02 ....................                           1,122,002
   36,790      9.250% 08/01/08 ....................                              37,648
                                                                             ----------
                   Total:                                                     1,159,650
                                                                             ----------
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (FNMA)
               CERTIFICATES -- 4.1%
  635,000      5.250% 01/15/09... .................                             557,242
  870,000      6.250% 05/15/29... .................                             778,917
   93,744      7.000% 04/01/27 ....................                              90,500
  206,463      7.000% 05/01/28 ....................                             199,318

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 2000 (unaudited)

  Principal                                             Market
   Amount                                                Value
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (FNMA)
               CERTIFICATES (Continued) -- 4.1%
$ 125,448      8.000% 01/01/28 ...................   $ 126,007
   55,541      9.000% 05/01/27 ...................      57,190
  182,276      9.250% 09/01/10 ...................     188,482
                                                     ---------
                   Total:                            1,997,656
                                                     ---------
               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION (GNMA)
               CERTIFICATES -- 2.2%
  643,648      8.000% 09/15/24 ...................     650,855
   49,118      9.000% 04/15/09 ...................      50,744
  103,594      9.000% 09/15/16 ...................     107,024
   80,018      9.000% 12/15/16 ...................      82,667
  108,330      9.000% 12/15/16 ...................     111,917
   61,526      9.500% 07/15/09 ...................      63,948
                                                     ---------
                   Total:                            1,067,155
                                                     ---------
                   Total Mortgage-Backed Securities:
                    (Cost $5,727,722).............   5,805,707
                                                     =========
U.S. TREASURY OBLIGATIONS -- 8.7%
               U.S. Treasury Bonds:
1,825,000      8.125% 05/15/21 ...................   2,221,938
               U.S. Treasury Notes:
1,500,000      5.750% 10/31/02 ...................   1,477,970
               U.S. Treasury Strips:
  455,000      Principal Only, 05/15/20 ..........     133,201
  985,000      Principal Only, 11/15/21 ..........     266,097
  415,000      Principal Only, 02/15/27 ..........      84,704
                                                     ---------
                   Total U.S. Treasury Obligations:
                    (Cost $4,239,765).............   4,183,910
                                                     =========

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                           June 30, 2000 (unaudited)

                                                                  Market
                                                                   Value
TOTAL INVESTMENTS
(Cost $47,372,945*)..........................    94.9%         $45,838,502

OTHER ASSETS AND LIABILITIES (Net) ..........     5.1%           2,447,678
                                                -----            ---------
NET ASSETS ..................................   100.0%         $48,286,180
                                                =====          ===========

----------
* Aggregate cost for Federal tax purposes. (Note 3)

ABBREVIATIONS:
MTN Medium Term Note
                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 2000 (unaudited)


ASSETS:
  Investment in securities, at value (Note 1) .........................................    $ 45,838,502
  Cash ................................................................................       1,800,013
  Other receivables ...................................................................         723,003
                                                                                           ------------
   Total assets .......................................................................      48,361,518
                                                                                           ------------
LIABILITIES:
  Accrued legal and audit fees ........................................................          24,358
  Management and advisory fees payable (Note 2) .......................................          23,481
  Transfer agent fees payable .........................................................           5,431
  Accrued expenses ....................................................................          22,068
                                                                                           ------------
   Total Liabilities ..................................................................          75,338
                                                                                           ------------
NET ASSETS (equivalent to $14.36 per share based on 3,363,512 shares of capital stock
  outstanding) ........................................................................    $ 48,286,180
                                                                                           ============
Investments, at cost ..................................................................    $ 47,372,945
                                                                                           ============
                                  NET ASSETS CONSIST OF:
CAPITAL STOCK -- $1.00 par value (shares authorized, 5,000,000)........................    $  3,363,512
  Paid-in capital .....................................................................      50,400,518
  Undistributed net investment income (Note 1) ........................................          31,410
  Accumulated net realized loss on investments (Note 4) ...............................      (3,974,817)
  Net unrealized depreciation of investments ..........................................      (1,534,443)
                                                                                           ------------
NET ASSETS ............................................................................    $ 48,286,180
                                                                                           ============

                      See Notes to Financial Statements.
12

                       HATTERAS INCOME SECURITIES, INC.

                            STATEMENT OF OPERATIONS
              For the six months ended June 30, 2000 (unaudited)

INVESTMENT INCOME:
  Interest ...............................................................                  $  1,957,344
                                                                                            ------------
EXPENSES:
  Management and investment advisory (Note 2) ............................    $ 136,886
  Legal and audit ........................................................       21,308
  Transfer agent .........................................................       20,800
  Directors ..............................................................       12,642
  Printing ...............................................................       11,462
  Custody (Note 2) .......................................................       11,292
  Miscellaneous ..........................................................       11,824
                                                                              ---------
   Total expenses ........................................................      226,214
  Fees reduced by credits allowed by the custodian (Note 2) ..............      (11,084)
                                                                              ---------
   Net expenses ..........................................................      215,130
                                                                              ---------
NET INVESTMENT INCOME ....................................................                     1,742,214
                                                                                            ------------
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS (Note 3):
Net realized loss on investments during period ...........................                    (2,066,789)
Net change in unrealized appreciation/(depreciation) of investments during
  period .................................................................                     1,137,776
                                                                                            ------------
Net realized and unrealized loss on investments ..........................                      (929,013)
                                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................                  $    813,201
                                                                                            ============

                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                               Six months ended          Year
                                                                                   06/30/00             ended
                                                                                  (unaudited)          12/31/99
                                                                              ------------------   ---------------
  Net investment income ...................................................      $  1,742,214       $  3,692,449
  Net realized loss on investments ........................................        (2,066,789)        (1,295,927)
  Net change in unrealized appreciation/(depreciation) of investments .....         1,137,776         (3,643,369)
                                                                                 ------------       ------------
  Net increase/(decrease) in net assets resulting from operations .........           813,201         (1,246,847)
  Distributions to shareholders from net investment income ................        (1,816,308)        (3,757,394)
                                                                                 ------------       ------------
  Net decrease in net assets ..............................................        (1,003,107)        (5,004,241)
NET ASSETS:
  Beginning of period .....................................................        49,289,287         54,293,528
                                                                                 ------------       ------------
  End of period ...........................................................      $ 48,286,180       $ 49,289,287
                                                                                 ============       ============
  Undistributed net investment income at end of period ....................      $     31,410       $    105,504
                                                                                 ============       ============

                      See Notes to Financial Statements.
14

                       HATTERAS INCOME SECURITIES, INC.

                             FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each period:

                                                         Year           Year           Year           Year           Year
                                  Six months ended       Ended          Ended          Ended          Ended         Ended
                                    June 30, 2000    December 31,   December 31,   December 31,   December 31,   December 31,
                                     (unaudited)         1999           1998           1997           1996           1995
                                 ------------------ -------------- -------------- -------------- -------------- -------------
Per Share Operating
 Performance
Net asset value at beginning
 of period .....................     $  14.65          $  16.14       $ 16.11        $  15.91      $  16.79       $ 15.20
 Net investment income .........         0.52              1.10          1.11            1.18          1.23          1.35
 Net realized and
  unrealized gain/(loss)
  on investment
  transactions .................       (0.27)             (1.47)         0.03            0.16         (0.84)        1.61
                                     ---------         --------       -------        --------      ---------      -------
 Total from investment
  operations ...................         0.25             (0.37)         1.14            1.34          0.39          2.96
Less distributions
 Dividends from net
  investment income ............        (0.54)            (1.12)        (1.11)          (1.14)        (1.23)       (1.34)
 Dividends in excess of net
  investment income ............            --               --             --             -- (a)     (0.04)       (0.03)
                                     ---------         --------       --------       --------      ---------      --------
 Total distributions ...........        (0.54)            (1.12)        (1.11)          (1.14)        (1.27)       (1.37)
                                     ---------         --------       --------       --------      ---------      --------
Net asset value at end of
 period ........................     $  14.36          $  14.65       $ 16.14        $  16.11      $  15.91       $ 16.79
                                     =========         ========       ========       ========      =========      ========
Per share market value, end
 of period .....................     $  12.688         $ 11.875       $ 15.125       $ 14.875      $  14.375      $ 16.125
Total Return:
 Per share market value ........         11.64%          (14.70)%        10.46%         11.03%        (3.32)%       17.61%
Ratios and Supplemental
 Data
 Net assets, end of period
  (thousands) ..................     $  48,286         $ 49,289       $ 54,294       $ 54,201      $  53,658      $ 56,109
 Ratio of operating
  expenses to average net
  assets .......................          0.89%+           0.90%          0.91%          0.94%          0.89%         0.86%
 Ratio of operating
  expenses to average net
  assets without fees
  reduced by credits
  allowed by the
  custodian ....................          0.93%+           0.91%          0.92%          0.95%         0.90%          0.89%
 Ratio of net investment
  income to average net
  assets .......................          7.24%+           7.21%          6.86%          7.18%         7.73%          8.07%
 Portfolio turnover rate .......         79.78%           60.28%         72.04%        199.52%       166.30%         48.75%

----------
(a) Amount represents less than $0.01 per share.

+ Annualized.
                      See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

   Hatteras Income Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified investment management company.

1. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

   Securities Valuation: Securities which are traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current value.

   Investment Policy: At least 70% of the Company's total assets will be invested in: (i) debt securities which are rated at the time of purchase as Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or better; (ii) securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (iii) securities of, or guaranteed by, the Government of Canada or of a Province of Canada or a political subdivision thereof, such securities not to exceed 25% of the Company's total assets; (iv) obligations of, or guaranteed by, banks, savings and loan institutions or their holding companies, which obligations, although not rated as a matter of policy by either Moody's or S&P, either are rated in the four highest ratings assigned by Fitch Investors Service, Inc. (AAA, AA, A or BBB), or if not rated, are considered by Banc of America Advisors, Inc. ("BAAI") or the Company's investment sub-adviser to be of investment quality comparable to securities described under item (i); (v) commercial paper considered by BAAI or the Company's investment sub-adviser to be of investment quality comparable to securities which may be purchased under item (i) above; and (vi) cash or cash equivalents.

   Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Interest income is recognized daily on the accrual basis. Original issue discount is accreted using the effective yield method. Market discount and premiums on securities are not amortized or accreted.

   Dividends & Distributions to Shareholders: It is the policy of the Company to declare and pay distributions monthly from net investment income. Net realized capital gains (including net short-term capital gains) are distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Federal Income Tax: The Company intends to continue to qualify as a regulated investmcnt company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income or excise tax provision is applicable.

                       HATTERAS INCOME SECURITIES, INC.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE AND OTHER RELATED PARTY
   TRANSACTIONS

   The Company has entered into an investment advisory agreement with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of the year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the six months ended June 30, 2000.

   The Company and BAAI have entered into a sub-advisory agreement with Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at an annual rate of 0.15% of the Company's average weekly net assets.

   The Bank of New York ("BNY") serves as the custodian of the Company's assets. For the six months ended June 30, 2000, expenses of the Company were reduced by $11,084 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

   ChaseMellon Shareholder Services ("ChaseMellon") serves as the transfer agent and dividend disbursing agent for the Company.

   No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer.

3. SECURITIES TRANSACTIONS

   For the six months ended June 30, 2000, the cost of purchases and proceeds from sales of securities (excluding short term securities) are summarized as follows:

                                                              Purchases          Sales
                                                           --------------   --------------
     Corporate Bonds ...................................    $22,415,000      $12,925,000
     U.S. Government and Agencies (Long-Term) ..........     16,955,000       24,045,000
     Foreign Bonds .....................................        500,000          500,000
                                                            -----------      -----------
     Total .............................................    $39,870,000      $37,470,000
                                                            ===========      ===========

   At June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated is $1,534,443 of which $378,121 related to appreciated securities and $1,912,564 related to depreciated securities. The aggregate cost of investment securities owned for Federal income tax purposes was $47,372,945.

                       HATTERAS INCOME SECURITIES, INC.

4. CAPITAL LOSS CARRYFORWARD

   At December 31, 1999, approximately $1,908,028 was available to offset future capital gains of which $47,580 expires in 2000, $476,575 expires in 2002, $75,218 expires in 2005 and $1,308,655 expires in 2007. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.

                       HATTERAS INCOME SECURITIES, INC.

                          DIVIDEND REINVESTMENT PLAN

Dividend Reinvestment Plan

   The Company's Dividend Reinvestment Plan (the "Plan") offers shareholders an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

Participation

     Shareholders of record will receive their dividends in cash unless they have instructed ChaseMellon (the "Plan Agent") in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

Pricing of Dividends and Distributions

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions, but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or (ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, 1.800.851.9677.

BOARD OF DIRECTORS
A. MAX WALKER, Chairman
 Financial Consultant

WILLIAM H. GRIGG
 Chairman Emeritus,
 Duke Power Company

THOMAS F. KELLER
 Retired Dean,
 Fuqua School of Business,
 Duke University

FUND OFFICERS
ROBERT H. GORDON
 President

EDWARD D. BEDARD
 Chief Financial Officer

ROBERT B. CARROLL
 Secretary

GERALD MURPHY
 Treasurer

TRACIE PERSINGER
 Assistant Treasurer

ANDREW STENWALL, CFA
 Portfolio Manager

OFFICE OF THE COMPANY
Hatteras Income Securities, Inc.
One Bank of America Plaza -- NC1-002-33-31
101 S. Tryon Street
Charlotte, North Carolina 28255

INVESTMENT ADVISER
Banc of America Advisors, Inc.
One Bank of America Plaza
101 S. Tryon Street
Charlotte, North Carolina 28255

INVESTMENT SUB-ADVISER
Banc of America Capital Management, Inc.
One Bank of America Plaza
101 S. Tryon Street
Charlotte, North Carolina 28255

FUND COUNSEL
Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Suite 5500
Washington, D.C. 20006

CUSTODIAN
The Bank of New York
100 Church St. 15th Floor
New York, NY 10286

TRANSFER AGENT
ChaseMellon Shareholder Services
450 West 33rd Street 15th Floor
New York, NY 10001

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036